Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2013
Property and Equipment, Net

Property and equipment, net consists of (in thousands):

	December 31
	2013	2012
Building and leasehold improvements	$1,236	$704
Furniture, fixture and office equipment	4,236	4,055
Machinery	6,843	6,735
Software (1)	2,094	1,672
Total	14,409	13,166
Accumulated depreciation (2)	(8,521)	(7,277)
Property and equipment, net	$5,888	$5,889